UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01525

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

(Exact name of Registrant as specified in charter)

3100 Sanders Road, Suite J5B

Northbrook, IL 60062

(Address of principal executive offices)

Director of Illinois

Department of Insurance

320 West Washington Street

Springfield, IL 62767

(Name and address of agent for service)

Registrant’s telephone number, including area code: (847) 402-5000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 – June 30, 2009

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2009

Board of Managers

Separate Account B:

David G. Fussell, Chairman

H. Grant Law, Jr.

Henry E. Blaine

PRINCIPAL OFFICERS OF ALLSTATE ASSURANCE COMPANY

Frederick F. Cripe, Chairman of the Board, President

and Chief Executive Officer

Kevin Tiernan, Chief Administrative Officer

Thomas W. Evans, Senior Vice President

John C. Lounds, Senior Vice President

John C. Pintozzi, Senior Vice President and Chief Financial Officer

Samuel H. Pilch, Group Vice President and Controller

Karen C. Gardner, Vice President-Tax

Douglas B. Welch, Vice President

Susan L. Lees, General Counsel and Secretary

Steven C. Verney, Treasurer

Errol Cramer, Assistant Vice President and Appointed Actuary

Joanne M. Derrig, Assistant Vice President and Chief Privacy Officer

Robert L. Park, Assistant Vice President and Chief Compliance Officer

Joseph P. Rath, Assistant Vice President, Assistant General Counsel

and Assistant Secretary

Elizabeth J. Lapham, Assistant Secretary

Mary J. McGinn, Assistant Secretary

Karen C. Duffey, Assistant Treasurer

Mario Rizzo, Assistant Treasurer

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

A separate account of Allstate Assurance Company

This report and the financial statements attached are submitted solely for the general information of contractowners of Allstate Assurance Company Separate Account B (Separate Account) and are not authorized for other use.

MESSAGE TO PARTICIPANTS IN

ALLSTATE ASSURANCE COMPANY

VARIABLE ANNUITY CONTRACTS

This semi-annual report of Allstate Assurance Company Separate Account B (Separate Account) contains the financial statements and portfolio information of the Separate Account for the six months ended June 30, 2009. Comparative figures that relate to the Separate Account’s activities during the six months ended 2009 are provided below.

The accumulation value for the Separate Account increased 5.90% for the first half of 2009 from $10.51 at year-end 2008 to $11.13 on June 30, 2009. During this same period the S&P 500 index increased by a total return of 3.16%. Reflecting transfers to the fixed-dollar account, as well as withdrawals and retirements, the number of accumulation units outstanding on June 30, 2009 was 47,662, down from 102,476 at year-end 2008. As a result of withdrawals and changes in the accumulation unit value, total contract owners’ equity on June 30, 2009 was $767,102 compared to $1,315,485 on December 31, 2008.

The second quarter of 2009 provided strong double digit returns, after six straight quarters of negative results. The S&P 500 increased 15.9% and the Dow Jones Industrial Average increased 11.9%. All sectors of the S&P 500 increased in the second quarter, led by the financial sector, which increased 35.7%. On a market-capitalization basis, large-cap stocks lagged behind mid-cap and small-cap stocks. The Federal Reserve and US Treasury continue to push hard to ensure growth in the economy returns, and currently 11% of the $499 billion stimulus to be spent has been paid out. Growth stocks performed strong in the quarter, which benefited your portfolio versus the market. We continue to believe your portfolio is positioned properly with leading companies in their respective sectors.

Thank you for your continued support.

/s/ David G. Fussell
David G. Fussell Chairman, Board of Managers Allstate Assurance Company Separate Account B

Additional Information.

REMUNERATION OF MEMBERS OF THE BOARD OF MANAGERS

Unum Group paid all expenses relative to the operation of the Separate Account including Board of Managers’ fees. Accordingly, no member of the Board of Managers (“Board”) receives any remuneration from the Separate Account. Each Board member, other than David G. Fussell, receives an annual retainer of $4,500.00 for serving on the Board. Mr. Fussell received no remuneration from the Company based on his membership on the Board.

PROXY VOTING POLICIES

A description of the Separate Account’s proxy voting policy and procedures is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view a description of the Separate Account’s proxy voting policy and procedures on the SEC’s (Securities and Exchange Commission) website, www.sec.gov.

Information regarding how the Separate Account voted proxies relating to portfolio securities during the most recent 12-month period ended is available via the methods noted above.

CONTRACT OWNER VOTING

The annual meeting of the variable contract owners participating in the Separate Account was held at the Unum Group Building, Conference Room 7E, 1 Fountain Square, Chattanooga, Tennessee, 37402, at 10:00 a.m., Wednesday, June 17, 2009.

At the meeting, contract owners voted for the re-election of nominees David G. Fussell, Henry E. Blaine and H. Grant Law, Jr. to serve as members of the Board of Managers each for a three year term. Each nominee received 26,510 affirmative votes and 528 votes were withheld.

Contract owners ratified the selection and appointment of Deloitte & Touche LLP as independent auditors for the Separate Account with 26,330 votes cast affirmatively, 528 votes against and 179 votes abstaining.

Contract owners approved the filing of an application with the Securities and Exchange Commission to terminate the Separate Account’s registration as an investment company with 24,548.396 votes cast affirmatively, 2,310 votes against and 179 votes abstaining.

Contract owners approved to make the Separate Account’s investment objective and all of its investment policies non-fundamental with 24,548 votes cast affirmatively, 2,310.240 votes against and 179.379 votes abstaining.

QUARTERLY FILING REQUIREMENTS

In November 2004, the Separate Account began filing its complete schedule of investments with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which when filed, is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view its complete schedule of investments on Form N-Q on the SEC’s (Securities and Exchange Commission) website, www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) includes additional information about members of the board of managers of the Separate Account, and is available, without charge, upon request, toll-free at (800) 718-8824 for Contractowners who call to request the SAI.

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

(1) Name, Address, and Age	(2) Position(s) Held with the Separate Account	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee For Director

Henry E. Blaine (79) 403 Country Club View Drive Edwardsville, IL 62025	Member, Board of Managers	2008-2009 31 years of service	B&B Enterprises, Partner	1	None

H. Grant Law, Jr. (62) P.O. Box 1367 Chattanooga, TN 37401	Member, Board of Managers	2008-2009 17 years of service	Retired - President, Newton Chevrolet, Inc. & Newton Oldsmobile - GMC Trucks Mitsubishi, Inc.; Community Volunteer	1	None

The member of the Board of Managers listed below is an “interested person” of the Separate Account within the meaning of section 2(a)(19) of the Investment Company Act of 1940.
Name, Address, and Age	Position(s) Held with Separate Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director

David G. Fussell* (61) 1 Fountain Square Chattanooga, TN 37402	Chairman Board of Managers	2008-2009 14 years of service	Senior Vice President of Unum Group, Chattanooga, Tennessee	1	None

* Officer of PRIMCO (the investment sub-advisor of the Separate Account) and other subsidiaries within the Unum Group holding company system.

None of the members of the Board of Managers who are not “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the Investment Company Act of 1940 owns beneficially or of record securities of Allstate Assurance Company or any of its affiliates.

Allstate Assurance Company Separate Account B

Unaudited Financial Statements

June 30, 2009

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2009
ASSETS
Common stocks - at market value (Cost: $619,575)	$758,844
Cash	13,097
Accrued dividends	750

TOTAL ASSETS	$772,691

LIABILITIES AND CONTRACT OWNERS’ EQUITY

Amounts payable for terminations and variable annuity benefits	$5,211
Management fee and other amounts due Allstate Assurance Company	378

TOTAL LIABILITIES	5,589

Contract owners’ equity:

Deferred annuity contracts terminable by owners - (accumulation units outstanding: 47,661.747)	530,277
Annuity contracts in pay-out period - (annuitization units outstanding: 21,286.094)	236,825

TOTAL CONTRACT OWNERS’ EQUITY	$767,102

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

(Unaudited)

Allstate Assurance Company Separate Account B

Six Months Ended June 30, 2009
INVESTMENT INCOME

Income:

Dividends	$12,989

Expenses - Note D:
Investment advisory services	2,385
Mortality and expense assurances	3,340

Total Expenses	5,725

NET INVESTMENT INCOME	7,264

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NOTE A

Net realized gain from investment transactions (excluding short-term securities):
Proceeds from sales	559,171
Cost of investments sold	512,840

Net realized gain	46,331

Net unrealized appreciation of investments:
At end of period	139,269
At beginning of period	194,455

Decrease in net unrealized appreciation of investments	(55,186)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(8,855)

NET DECREASE IN CONTRACT OWNERS’ EQUITY FROM OPERATIONS	$(1,591)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN VARIABLE ANNUITY CONTRACT OWNERS’ EQUITY

(Unaudited)

Allstate Assurance Company Separate Account B

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
BALANCE AT BEGINNING OF PERIOD	$1,315,485	$2,442,225

FROM OPERATIONS:

Net investment income	7,264	15,385
Net realized gain on investments	46,331	43,544
Decrease in net unrealized appreciation of investments	(55,186)	(1,002,703)

Decrease in contract owners’ equity from operations	(1,591)	(943,774)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS:

Net contract purchase payments (Units purchased):	41,493	91,421
2009 - 4,386.777;
2008 - 5,424.604
Terminations and death benefits (Units terminated):	(574,703)	(91,784)
2009 - 59,201.363;
2008 - 7,040.995
Variable annuity benefits paid (Number of units):	(13,582)	(89,255)
2009 - 1,362.368;
2008 - 5,464.138
Adjustment to net assets allocated to annuity contracts in payout period (Number of units):	-	(93,348)
2009 - -;
2008 - (5,254.043)

Decrease in contract owners’ equity from variable annuity contract transactions	(546,792)	(182,966)

NET DECREASE IN CONTRACT OWNERS’ EQUITY	(548,383)	(1,126,740)

BALANCE AT END OF PERIOD	$767,102	$1,315,485

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2009

	Number of Shares	Market Value	% of Net Assets
COMMON STOCKS

CAPITAL GOODS

Emerson Electric Company	1,000	$32,400
General Electric Company	3,900	45,708

		78,108	10.2%

CONSUMER GOODS

PepsiCo, Inc.	1,400	76,944
Procter & Gamble Company	1,000	51,100

		128,044	16.7%

CONSUMER SERVICES

Wal-Mart Stores, Inc.	1,000	48,440	6.3%

ENERGY

Dominion Resources, Inc.	1,000	33,420
Weatherford International, Inc.*	1,400	27,384

		60,804	7.9%

FINANCIAL

American Express Company	2,000	46,480	6.1%

HEALTH CARE

Becton Dickinson & Company	700	49,917
DaVita, Inc.*	1,000	49,460
Johnson & Johnson	1,000	56,800
Medtronic, Inc.	900	31,401
Stryker Corporation	1,000	39,740

		227,318	29.6%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS - Continued

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2009

	Number of Shares	Market Value	% of Net Assets
COMMON STOCKS - Continued

TECHNOLOGY

Cisco Systems, Inc. *	3,500	$65,240
Intel Corporation	2,000	33,100
Microsoft Corporation	3,000	71,310

		169,650	22.1%

TOTAL COMMON STOCK		758,844	98.9%

TOTAL INVESTMENTS		758,844	98.9%

CASH AND RECEIVABLES LESS LIABILITIES		8,258	1.1%

TOTAL CONTRACT OWNERS’ EQUITY		$767,102	100.0%

*-	Non-income producing security

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

(Unaudited)

Allstate Assurance Company Separate Account B

Selected data for an accumulation unit outstanding (including both deferred annuity contracts terminable by owners and annuity contracts in pay-out period) throughout each period excluding sales loads:

	Six Months Ended		Year Ended December 31
	June 30, 2009		2008	2007	2006	2005
Investment income	$0.14		$0.30	$0.29	$0.25	$0.19
Expenses	0.06		0.18	0.21	0.19	0.18

Net investment income	0.08		0.12	0.08	0.06	0.01
Net realized and unrealized gain (loss) on investments	0.54		(7.38)	0.93	1.33	0.27

Net increase (decrease) in contract owners’ equity	0.62		(7.26)	1.01	1.39	0.28
Net contract owners’ equity:
Beginning of year	10.51		17.77	16.76	15.37	15.09

End of year	$11.13		$10.51	$17.77	$16.76	$15.37

Total Return	5.90%		(40.86%)	6.03%	9.04%	1.86%
Ratio of expenses to average contract owners’ equity	1.20	% *	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average contract owners’ equity	1.52	% *	0.77%	0.46%	0.37%	0.07%
Portfolio turnover	2%		17%	8%	2%	6%
Deferred annuity contracts terminable by owners-accumulation units outstanding at end of period	47,662		102,476	109,517	120,312	155,903

*Annualized

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2009

NOTE A—INVESTMENTS AND ACCOUNTING POLICIES

Allstate Assurance Company Separate Account B (“Separate Account B”) is a segregated investment account of Allstate Assurance Company (formerly Provident National Assurance Company) and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Certain administrative services of Separate Account B are provided by The Variable Annuity Life Insurance Company (“VALIC”) under a contract dated May 15, 1998. These services include processing of unit transactions and daily unit value calculations subsequent to December 1, 1998, as well as accounting and other services. On February 1, 2001, Unum Group (formerly UnumProvident Corporation) sold the Provident National Assurance Company corporate shell, including the Separate Account B assets and liabilities, to Allstate Life Insurance Company. This transaction had no impact on the contract owners of Separate Account B.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

Common stocks are valued at published market quotations which represent the closing sales price for securities traded on a national stock exchange or the mean between the quoted bid and asked prices for those traded over-the-counter.

Net assets allocated to contracts in the payout period are computed according to the 1971 Individual Annuity Mortality Table or the 1983a Individual Annuitant Mortality Table. The assumed investment return is 3.5 percent. The mortality risk is fully borne by Unum Group and may result in additional amounts being transferred into Separate Account B by Unum Group to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company. In 2008, Unum Group transferred $93,348 into Separate Account B to cover the additional amounts needed for the annuitants as calculated at December 31, 2007.

Realized and unrealized gains and losses are credited to, or charged to, contract owners’ equity. The identified cost basis has been used in determining realized gains and losses on sales of investments. There were gross unrealized gains of $211,510 and gross unrealized losses of $72,241 at June 30, 2009. Security transactions are recorded on a trade date basis. Dividend income is recorded on an accrual basis as of the ex-dividend date.

A summary of the cost of investments purchased and proceeds from investments sold for the six months ended June 30, 2009 is shown below.

Six Months Ended June 30, 2009
Cost of investments purchased	$18,194

Proceeds from investments sold	$559,171

The aggregate cost of investments for federal income tax purposes is the same as that presented in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS - Continued

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2009

NOTE B—FAIR VALUE MEASUREMENTS

Effective January 1, 2008, Separate Account B adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS 157), Fair Value Measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. It does not require any new fair value measurements. SFAS 157 clarifies a number of considerations with respect to fair value measurement objectives for financial reporting and expands disclosure about the use of fair value measurements, with particular emphasis on the inputs used to measure fair value. This disclosure is intended to provide users of the financial statements the ability to assess the reliability of an entity’s fair value measurements. The adoption of SFAS 157 did not materially change the approach or methods utilized for determining fair value measurements or the fair values derived under those methods.

SFAS 157 requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria for each level is summarized as follows:

•	Level 1 – Inputs are unadjusted and represent quoted prices in active markets for identical assets at the measurement date.
•	Level 2 – Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset through correlation with market data at the measurement date.
•

Level 3 – Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. Financial assets presented at fair value and categorized as Level 3 are generally those that are valued using unobservable inputs.

As of June 30, 2009, all investments held by Separate Account B were valued using Level 1 inputs as defined by SFAS 157.

NOTE C—FEDERAL INCOME TAXES

Separate Account B intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of Separate Account B are included in the tax return of Allstate Life. Allstate Life is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No federal income taxes are allocable to Separate Account B, as it did not generate taxable income.

Separate Account B had no liability for unrecognized tax benefits at June 30, 2009, and there was no activity related to unrecognized tax benefits during the year. Separate Account B believes that it is reasonably possible that the liability balance will not significantly increase or decrease within the next six months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

NOTES TO FINANCIAL STATEMENTS - Continued

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2009

NOTE D—EXPENSES

Deductions are made by Allstate Assurance Company at the end of each valuation period for investment advisory services and for mortality and expense assurances, which on an annual basis are .50% and .70%, respectively, of the net assets of Separate Account B.

NOTE E—CONTRACT OWNER OFFER

During 2009, Allstate Assurance Company offered all Separate Account B contract owners a 10% bonus if they agreed to withdraw their account balances or elect to receive fixed annuity payments in lieu of receiving variable annuity payments. This offer is the first of several steps to discontinue the operations of Separate Account B. The bonus payments were funded by Unum Group, and are included in net contract purchase payments in the Statements of Changes in Variable Annuity Contract Owners’ Equity.

ACCUMULATION UNIT VALUE TABLE

(Unaudited)

Allstate Assurance Company Separate Account B

End of Month	Accumulation Unit Value	End of Month	Accumulation Unit Value
1968	1.036279	March 2001	14.835643
1969	1.080379	June	16.233254
1970	1.030039	September	13.226137
1971	1.178612	December	15.297123
1972	1.403795	March 2002	14.625826
1973	1.126624	June	12.053638
1974	0.863269	September	9.364676
1975	1.022844	December	10.188983
1976	1.156853	March 2003	9.728625
1977	1.064425	June	11.721042
1978	1.094150	September	12.329500
1979	1.219189	December	13.879698
1980	1.555258	March 2004	14.120048
1981	1.473246	June	14.422906
1982	1.812441	September	13.795096
1983	2.132092	December	15.094382
1984	2.029912	March 2005	14.304578
1985	2.480050	June	14.363421
1986	2.743444	September	14.795618
1987	2.734169	December	15.370699
1988	3.087892	March 2006	15.914824
1989	3.812606	June	15.781618
1990	3.736441	September	15.949882
1991	5.036212	December	16.756791
1992	5.028547	March 2007	16.780022
1993	5.646864	June	17.955239
1994	5.410722	September	18.522881
1995	6.908158	December	17.766886
1996	8.435567	March 2008	16.403785
1997	11.384926	June	16.270263
1998	15.192155	September	14.738496
March 1999	15.889579	December	10.513382
June	17.218781	January 2009	9.763669
September	15.844714	February	8.807599
December	19.180992	March	9.447797
March 2000	19.749348	April	10.561782
June	19.048870	May	10.917028
September	17.707495	June	11.125835
December	16.659801

Initial contributions to Separate Account B were received on February 1, 1968, prior to which time the unit value was set at 1.000000

The above indicates the accumulation unit value on the last valuation day of each year from December 1968 through December 1998, on the last valuation day of each quarter from March 1999 through December 2008, and on the last valuation day of each month beginning January 2009. The results shown should not be considered as a representation of the results which may be realized in the future.

Item 2. Code of Ethics.

Not applicable to Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not applicable to Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Semi-Annual Report.

Item 6. Schedule of Investments.

The Separate Account’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Separate Account’s Board of Managers.

Item 11. Controls and Procedures.

(a) Within the 90-day period prior to the filing of this report, the Separate Account’s management, including the person serving as both the Separate Account’s Chief Executive Officer and Chief Financial Officer, conducted an evaluation of the effectiveness of the design and operation of the Separate Account’s disclosure controls and procedures as defined in Investment Company Act Rule 30a-3(c). Based on that evaluation, the Chief Executive Officer/Chief Financial Officer concluded that the Separate Account’s disclosure controls and procedures were effective as of the date of this evaluation.

(b) No change in the Separate Account’s internal control over financial reporting that materially affected, or is reasonably likely to materially affect, the Separate Account’s internal control over financial reporting, occurred during the Separate Account’s most recent second fiscal quarter.

Item 12. Exhibits.

The following exhibits are attached to this Form N-CSR:

(1) Not applicable to Semi-Annual Report.

(2) Certification for each principal executive and principal financial officer of the Separate Account as required by Rule 30a-2(a) under the Act (17 C.F.R. 270.30a-2(a)), attached hereto as Exhibit 12(a)(2).

(3) Certification for each principal executive and principal financial officer of the Separate Account as required by Rule 30a-2(b) under the Act (17 C.F.R. 270.30a-2(b)), attached hereto as Exhibit 12(a)(3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allstate Assurance Company

Separate Account B

By (Signature and Title):	/s/ David G. Fussell
David G. Fussell, Chairman, Board of Managers
Signing in the capacity of Chief Executive Officer and Chief Financial Officer

Date: August 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ David G. Fussell
David G. Fussell, Chairman, Board of Managers
Signing in the capacity of Chief Executive Officer and Chief Financial Officer

Date: August 31, 2009